UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. )
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2009
CORPORATE PROPERTY ASSOCIATES 17 - GLOBAL INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	000-52891	20-8429087

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 492-1100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Explanatory Note:
This Report amends the Current Reports on Form 8-K/A filed by the registrant on July 27, 2009 and November 4, 2009, which amended the Current Report on Form 8-K/A filed by the registrant on April 2, 2009. In the July 27 and November 4 Form 8-K/As, the registrant reported the pro forma financial information, updated through March 31, 2009 and June 30, 2009, respectively, required by Article 11 of Regulation S-X to be filed in connection with a net lease financing transaction involving The New York Times in March 2009. The purpose of this Report is to provide updated pro forma financial information through September 30, 2009, which is attached as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits
(b) Pro Forma Financial Information.
The pro forma financial information required pursuant to Article 11 of Regulation S-X, is attached as Exhibit 99.1 hereto.
(d) Exhibits.

Exhibit No.	Exhibit
99.1	Pro forma financial information (unaudited)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 17 — Global Incorporated
Date: November 23, 2009	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris
Managing Director and Acting Chief Financial Officer